UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2018

AMMO, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6401 E. Thomas Road, #106

Scottsdale, Arizona 85251

(Address of principal executive offices)

480-947-0001

(Registrant’s telephone number)

Check the appropriate box below if the Form 8 -K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

AMMO, INC.

Form 8-K

Current Report

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	On October 26, 2018, Daniel P. O’Connor, age 62, was appointed as a member of our Board of Directors. Since earlier in 2018, Mr. O’Connor has been the Chief Financial Officer of ARS Recycling Systems, LLC, a capital equipment manufacturer, and has also been a Board Member and the Audit Committee Chairman for America’s Rehab Campuses. Mr. O’Connor was a Partner of Finance & Operations at TechCXO, LLC, an executive consulting and advisory firm from 2016 to 2018; Business Strategy & Analytics Associate Partner of IBM Global Business Services from 2013 to 2015; Finance & Accounting Transformation Practice Head for Wipro Consulting Services of Wipro Technologies from 2012 to 2013; Senior Vice President of Finance & Accounting Sales of WNS Global Services from 2010 to 2012; Principal of Business Process Outsourcing Solutions at Tata Consultancy Services from 2008 to 2010. Mr. O’Connor served as Chief Financial Officer of Accenture Profit Recovery Analytics at Accenture, LLP from 2006 to 2008; Chief Financial Officer and Chief Operating Officer of Advantum, Inc., a business processing outsourcing and consulting firm, from 1999 to 2006; Chief Financial Officer of Taylor Companies, an integrated furniture manufacturer from 1986 to 1999. Prior to joining Taylor Companies, Mr. O’Connor held several positions with KMPG through 1986, most recently as a Senior Manager of Tax and M&A Advisory.

It is anticipated that Mr. O’Connor will chair the Audit Committee of our Board of Directors. Mr. O’Connor will be eligible to receive compensation for his service on the Board of Directors in accordance with the board compensation policies in effect from time to time. Mr. O’Connor also will be entitled to indemnification as a director to the fullest extent permitted by law. There are no other arrangements or understandings pursuant to which Mr. O’Connor was selected as a director, and there are no related party transactions between us and Mr. O’Connor reportable under Item 404(a) of Regulation S-K.

(b)	On October 26, 2018, Chris S. Besing resigned as a member of our Board of Directors and Chair of the Audit Committee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2018	AMMO, INC.

	By:	/s/ Fred W. Wagenhals
Fred W. Wagenhals
Chief Executive Officer